Exhibit 99.2

Quarterly Financial Supplement

For the Period Ended December 31, 2005

(NYSE: NFP)

Investor Relations Contact:

Elizabeth A. Werner

(212) 301-4084

ir@nfp.com

The Quarterly Financial Supplement (“QFS”) includes financial measures, cash earnings and cash earnings per diluted share, that are not based on generally accepted accounting principles (“GAAP”). Cash earnings is defined as GAAP net income excluding amortization of intangibles, depreciation and impairment of goodwill and intangible assets. Cash earnings per diluted share is calculated by dividing cash earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. The QFS also includes measures called gross margin before management fees and gross margin before management fees as a percentage of revenue. National Financial Partners Corp. (“NFP”) uses all of these measures in analyzing its performance; it believes that these measures are of interest to the investment community because they provide additional meaningful methods of evaluating certain aspects of NFP’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Gross margin before management fees and gross margin before management fees as a percentage of revenue should not be viewed as substitutes for gross margin and gross margin as a percentage of revenue, respectively. Reconciliations of cash earnings to GAAP net income, cash earnings per diluted share to GAAP net income per diluted share, gross margin before management fees to gross margin, and gross margin before management fees as a percentage of revenue to gross margin as a percentage of revenue, the most directly comparable GAAP measures, are included in the QFS and in NFP’s earnings press release for the quarter and year ended December 31, 2005, both of which are available at www.nfp.com.

This QFS contains certain statements relating to future results, which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “anticipate,” “expect,” “intend,” “plan,” “believe,” “estimate,” “may,” “will” and “continue” and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, dividends, capital structure, credit facilities, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and NFP’s operations. These forward-looking statements are based on management’s current views with respect to future results, and are subject to risks and uncertainties. Factors that could cause actual results to differ materially from those contemplated by a forward- looking statement include: (1) NFP’s success in acquiring high quality independent financial services distribution firms, (2) the performance of NFP’s firms following acquisition, (3) competition in the business of providing financial services to the high net worth and entrepreneurial corporate markets, (4) the impact of legislation or regulations in jurisdictions in which NFP’s subsidiaries operate, including elimination or modification of the federal estate tax or changes in the tax treatment of life insurance products that we sell, (5) NFP’s dependence on principals and its ability to effectively manage its business, (6) changes in premiums and commission rates, (7) changes in the pricing, design or underwriting of insurance products that result in these products becoming less attractive to our customers, (8) adverse results or other consequences from litigation, arbitration or regulatory investigations, including those related to compensation agreements with insurance companies, (9) adverse results or other consequences from higher than anticipated compliance costs, including those related to expenses arising from internal reviews of business practices, (10) changes in interest rates or general economic conditions, and (11) other factors described in NFP's filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

NATIONAL FINANCIAL PARTNERS CORP. CORPORATE OVERVIEW (Unaudited - in thousands, except per share data)

	At or For the Three Months Ended

	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004

GAAP net income	$21,096	$16,868	$12,389	$5,829	$11,984
Amortization of intangibles	6,297	6,338	5,676	5,398	5,071
Depreciation	2,244	2,024	1,881	1,666	1,954
Impairment of goodwill and intangible assets	2,955	1,445	2,117	1,540	1,621

Cash earnings	$32,592	$26,675	$22,063	$14,433	$20,630

GAAP net income per share - diluted	0.54	0.44	0.32	0.16	0.32
Amortization of intangibles	0.16	0.16	0.15	0.14	0.14
Depreciation	0.06	0.05	0.05	0.04	0.05
Impairment of goodwill and intangible assets	0.08	0.04	0.06	0.04	0.04

Cash earnings per share - diluted (1)	$0.83	$0.69	$0.58	$0.39	$0.56

Shares outstanding, beginning of period	36,694	35,477	34,817	34,206	34,010
Common shares issued for acquisitions during period	28	173	597	390	66
Common shares issued for contingent consideration during period	27	—	47	148	37
Common shares issued for stock options exercised during period	132	1,049	44	189	99
Common shares repurchased during period	(91)	(9)	(116)	(116)	(6)
Other	5	4	88	—	—

Shares outstanding, end of period	36,795	36,694	35,477	34,817	34,206

Weighted average common shares outstanding	36,781	36,104	35,327	34,504	34,133
Dilutive effect of contingent consideration	47	25	21	47	208
Dilutive effect of escrow and stock subscriptions	64	64	69	6	6
Dilutive effect of stock-based awards	2,388	2,386	2,818	2,729	2,695

Weighted average common shares outstanding - diluted	39,280	38,579	38,235	37,286	37,042

Total NFP owned firms at period end	160	166	162	152	145
Internal “same store” revenue growth for quarterly period	31.6%	33.6%	11.1%	7.2%	21.0%
Internal “same store” revenue growth for year-to-date period	22.4%	18.0%	9.3%	7.2%	16.2%

Debt to total capitalization	5.7. %	9.8%	11.0%	11.6%	0.0%
______________
(1)	The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION ( BALANCE SHEET) (Unaudited - in thousands)

	At

	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004

ASSETS
Current assets:
Cash and cash equivalents	$105,761	$74,898	$51,210	$107,638	$83,103
Cash, cash equivalents and securities purchased under resale agreements in premium trust accounts	52,407	52,762	54,024	50,490	53,692
Current receivables	115,279	75,190	65,836	44,208	69,721
Other current assets	19,396	17,563	14,067	15,414	23,175

Total current assets	292,843	220,413	185,137	217,750	229,691
Intangibles, net	340,969	351,358	343,370	294,334	273,207
Goodwill, net	357,353	361,298	353,618	306,614	281,212
Deferred tax assets	17,726	15,983	21,639	19,631	17,937
Other non-current assets	37,747	37,520	35,607	30,336	24,413

Total assets	$1,046,638	$986,572	$939,371	$868,665	$826,460

LIABILITIES
Current liabilities:
Premiums payable to insurance carriers	$55,047	$50,323	$50,811	$46,933	$51,043
Bank loan	40,000	70,000	75,000	75,000	—
Other current liabilities	182,059	105,082	89,037	74,997	134,193

Total current liabilities	277,106	225,405	214,848	196,930	185,236
Deferred tax liabilities	94,958	101,416	104,869	91,031	86,623
Other non-current liabilities	14,889	16,599	15,097	11,896	8,329

Total liabilities	386,953	343,420	334,814	299,857	280,188

STOCKHOLDERS’ EQUITY
Common stock at par value	3,822	3,837	3,680	3,603	3,530
Additional paid-in capital	623,102	617,553	591,198	559,038	533,825
Retained earnings	67,808	52,238	39,780	31,655	30,000
Treasury stock	(35,047)	(30,476)	(30,101)	(25,488)	(21,083)

Total stockholders’ equity	659,685	643,152	604,557	568,808	546,272

Total liabilities and stockholders’ equity	$1,046,638	$986,572	$939,371	$868,665	$826,460

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR QUARTERLY PERIODS (Unaudited - in thousands)

	For the Three Months Ended

	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004

Revenue:
Commissions and fees	$290,367	$235,699	$204,766	$160,614	$203,549

Cost of Services:
Commissions and fees	74,983	71,865	54,229	46,733	44,723
Operating expenses	75,504	65,043	63,833	55,479	55,740
Management fees	91,928	49,286	40,189	27,210	58,667

Total cost of services	242,415	186,194	158,251	129,422	159,130

Gross margin	47,952	49,505	46,515	31,192	44,419

Corporate and other expenses:
General and administrative	9,526	9,522	11,533	10,677	11,928
Stock-based compensation	1,400	1,060	1,111	934	654
Amortization of intangibles	6,297	6,338	5,676	5,398	5,071
Impairment of goodwill and intangible assets	2,955	1,445	2,117	1,540	1,621
Depreciation	2,244	2,024	1,881	1,666	1,954
Loss (gain) on sale of subsidiaries	(6,615)	—	317	—	—

Total corporate and other expenses	15,807	20,389	22,635	20,215	21,228

Income from operations	32,145	29,116	23,880	10,977	23,191

Net interest and other	2,955	(34)	(1,334)	(692)	(615)

Income before income taxes	35,100	29,082	22,546	10,285	22,576

Income tax expense	14,004	12,214	10,157	4,456	10,592

Net income	$21,096	$16,868	$12,389	$5,829	$11,984

Cash Earnings Reconciliation
Net income	$21,096	$16,868	$12,389	$5,829	$11,984
Amortization of intangibles	6,297	6,338	5,676	5,398	5,071
Impairment of goodwill and intangible assets	2,955	1,445	2,117	1,540	1,621
Depreciation	2,244	2,024	1,881	1,666	1,954

Cash earnings	$32,592	$26,675	$22,063	$14,433	$20,630

Calculation of Gross Margin
Total revenue	$290,367	$235,699	$204,766	$160,614	$203,549
Cost of services (excludes management fees):
Commissions and fees	74,983	71,865	54,229	46,733	44,723
Operating expenses	75,504	65,043	63,833	55,479	55,740

Gross margin before management fees	139,880	98,791	86,704	58,402	103,086
Management fees	91,928	49,286	40,189	27,210	58,667

Gross margin	$47,952	$49,505	$46,515	$31,192	$44,419

Gross margin as a percentage of total revenue	16.5%	21.0%	22.7%	19.4%	21.8%

Gross margin before management fees as a percentage of total revenue	48.2%	41.9%	42.3%	36.4%	50.6%

Management fee percentage	65.7%	49.9%	46.4%	46.6%	56.9%

NATIONAL FINANCIAL PARTNERS CORP. CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND CALCULATION OF GROSS MARGIN FOR YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Year-to-Date Period Ended

	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004

Revenue:
Commissions and fees	$891,446	$601,079	$365,380	$160,614	$639,472

Cost of Services:
Commissions and fees	247,810	172,827	100,962	46,733	163,781
Operating expenses	259,859	184,355	119,312	55,479	190,192
Management fees	208,613	116,685	67,399	27,210	145,073

Total cost of services	716,282	473,867	287,673	129,422	499,046

Gross margin	175,164	127,212	77,707	31,192	140,426

Corporate and other expenses:
General and administrative	41,258	31,732	22,210	10,677	35,409
Stock-based compensation	4,505	3,105	2,045	934	1,440
Amortization of intangibles	23,709	17,412	11,074	5,398	19,550
Impairment of goodwill and intangible assets	8,057	5,102	3,657	1,540	4,791
Depreciation	7,815	5,571	3,547	1,666	6,658
Loss (gain) on sale of subsidiaries	(6,298)	317	317	—	(145)

Total corporate and other expenses	79,046	63,239	42,850	20,215	67,703

Income from operations	96,118	63,973	34,857	10,977	72,723

Net interest and other	895	(2,060)	(2,026)	(692)	(616)

Income before income taxes	97,013	61,913	32,831	10,285	72,107

Income tax expense	40,831	26,827	14,613	4,456	31,965

Net income	$56,182	$35,086	$18,218	$5,829	$40,142

Cash Earnings Reconciliation
Net income	$56,182	$35,086	$18,218	$5,829	$40,142
Amortization of intangibles	23,709	17,412	11,074	5,398	19,550
Impairment of goodwill and intangible assets	8,057	5,102	3,657	1,540	4,791
Depreciation	7,815	5,571	3,547	1,666	6,658

Cash earnings	$95,763	$63,171	$36,496	$14,433	$71,141

Calculation of Gross Margin
Total revenue	$891,446	$601,079	$365,380	$160,614	$639,472
Cost of services (excludes management fees):
Commissions and fees	247,810	172,827	100,962	46,733	163,781
Operating expenses	259,859	184,355	119,312	55,479	190,192

Gross margin before management fees	383,777	243,897	145,106	58,402	285,499
Management fees	208,613	116,685	67,399	27,210	145,073

Gross margin	$175,164	$127,212	$77,707	$31,192	$140,426

Gross margin as a percentage of total revenue	19.6%	21.2%	21.3%	19.4%	22.0%

Gross margin before management fees as a percentage of total revenue	43.1%	40.6%	39.7%	36.4%	44.6%

Management fee percentage	54.4%	47.8%	46.4%	46.6%	50.8%

NATIONAL FINANCIAL PARTNERS CORP. ACQUISITION STATISTICS - QUARTERLY & YEAR-TO-DATE PERIODS (Unaudited - in thousands)

	For the Three Months Ended

	December 31	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004

Number of acquisitions closed	2	5	9	10	3
Consideration:
Cash	$1,973	$16,502	$60,494	$31,583	$5,643
Common stock	901	7,114	23,257	14,501	2,337
Other	11	105	4,935	92	22

Total consideration paid (1)	$2,885	$23,721	$88,686	$46,176	$8,002

Target earnings of acquired firms	$1,080	$7,820	$27,863	$15,390	$3,000
Base earnings of acquired firms	$540	$4,220	$13,200	$7,695	$1,500

Revenue from new acquisitions	$37,968	$33,692	$36,179	$13,245	$30,925
Revenue from existing firms	252,399	202,007	168,587	147,369	172,624

Total revenue	$290,367	$235,699	$204,766	$160,614	$203,549

Internal “same store” revenue for next year period comparison	$258,451	$194,765	$166,788	$124,131	$165,790

	For the Year-to-Date Period Ended

	December 31	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004

Number of acquisitions closed	26	24	19	10	19
Consideration:
Cash	$110,552	$108,579	$92,077	$31,583	$63,027
Common stock	46,089	44,872	37,758	14,501	35,595
Other	5,632	5,534	5,076	92	558

Total consideration paid (1)	$162,273	$158,985	$134,911	$46,176	$99,180

Target earnings of acquired firms	$52,153	$51,073	$43,253	$15,390	$36,695
Base earnings of acquired firms	$25,655	$25,115	$20,895	$7,695	$17,948

Revenue from new acquisitions	$121,084	$83,116	$49,424	$13,245	$87,949
Revenue from existing firms	770,362	517,963	315,956	147,369	551,523

Total revenue	$891,446	$601,079	$365,380	$160,614	$639,472

 ______________

(1)	Total consideration paid may not sum sequentially due to post-closing adjustments made relating to prior period acquisitions.

NATIONAL FINANCIAL PARTNERS CORP. INTANGIBLES AND GOODWILL DATA (Unaudited - in thousands)

	At or for the Three Months Ended

	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004

Intangible Assets:
Book of business	$79,793	$83,696	$81,787	$81,132	$80,117
Management contracts	238,149	244,323	238,103	209,300	189,452
Trade name	7,981	8,013	7,873	3,902	3,638
Institutional customer relationships	15,046	15,326	15,607	—	—
Goodwill	357,353	361,298	353,618	306,614	281,212

Total intangible assets and goodwill	$698,322	$712,656	$696,988	$600,948	$554,419

Amortization Expense & Impairment Loss:
Book of business	$3,734	$3,371	$3,583	$3,322	$2,907
Management contracts	4,803	3,201	3,439	2,602	3,333
Trade name	4	24	4	40	25
Institutional customer relationships	280	281	93	—	—
Goodwill	431	906	674	974	427

Total amortization & impairment loss	$9,252	$7,783	$7,793	$6,938	$6,692

NATIONAL FINANCIAL PARTNERS CORP. DEFINED TERMS

Base Earnings of Acquired Firms:

Represents the cumulative preferred portion of target earnings of acquired firms that NFP capitalizes at the time of acquisition of a firm. Base earnings averaged 48% of target earnings for all firms owned by NFP at December 31, 2005.

Cash Earnings:	GAAP net income excluding amortization of intangible assets, depreciation and impairment of goodwill and intangible assets.

Cash Earnings per Share - Diluted:	Represents cash earnings (see above) divided by weighted average diluted shares outstanding.

Common Shares Issued for Acquisitions:	Represents the portion of consideration paid in the form of shares of NFP common stock for acquisitions closed during the period presented.

Common Shares Issued for Contingent Consideration:	Represents the portion of contingent consideration paid in the form of shares of NFP common stock during the period presented.

Common Shares Repurchased:	Represents shares of NFP common stock repurchased during the period, whether in an open market transaction or privately from a firm principal or other stockholder.

Debt to Total Capitalization:	Calculated as debt outstanding at the end of the period divided by the sum of debt outstanding and total stockholders’ equity at the end of the same period.

Intangible Assets - Book of Business:

A portion of the purchase price of acquisitions made by NFP is allocated to book of business. The amount allocated to this component is largely determined by the amount of recurring revenue of the acquired firm. The book of business is amortized on a straight-line basis over a ten-year period.

Intangible Assets - Goodwill:

The residual amount of the purchase price not allocated to book of business, management contracts and trade name is allocated to goodwill. In accordance with the Financial Accounting Standards Board’s Statement of Financial Accounting Standards No. 142, goodwill and intangible assets deemed to have indefinite lives are not amortized but are reviewed annually (or more frequently if impairment indicators arise) for impairment. Goodwill amortization after January 1, 2002 is entirely related to impairment losses recorded against underperforming firms or firms that NFP disposed.

Intangible Assets - Management Contracts:

A portion of the purchase price of acquisitions made by NFP is allocated to management contracts. The amount allocated to this component is largely determined by the amount of non-recurring revenue of the acquired firm as well as an assumption for the lost production of the principal(s) of the firm at retirement. The management contract is amortized on a straight-line basis over a twenty-five year period.

Intangible Assets - Trade Name:	NFP generally allocates approximately 1% of the purchase price of an acquisition to trade name, which is determined to have an indefinite life and, therefore, is not amortized.

Intangible Assets - Institutional Customer Relationships

A portion of the purchase price of an acquisition made by NFP is allocated to institutional customer relationships. The amount allocated to this component is largely determined by the amount of recurring revenue attributable to institutional customer relationships in place at the acquired entity. Institutional customer relationships are amortized on a straight-line basis over an eighteen year period.

Internal “Same Store” Revenue Growth:

NFP calculates the internal growth rate of the revenue of its firms. This calculation compares the change in revenue of a comparable group of firms for the same time period in successive years. NFP includes firms in this calculation at the beginning of the first fiscal quarter that begins one year after acquisition by NFP unless a firm has merged with another owned firm or has made a sub-acquisition that represents more than 25% of the base earnings (see below) of the acquiring firm. With respect to two owned firms that merge, the combined firm is excluded from the calculation from the time of the merger until the first fiscal quarter that begins one year after acquisition by NFP of the most recently acquired firm participating in the merger. However, if both firms involved in a merger are included in the internal growth rate calculation at the time of the merger, the combined firm continues to be included in the calculation after the merger. With respect to sub-acquisitions described above, to the extent the sub-acquired firm does not separately report financial statements to NFP, the acquiring firm is excluded from the calculation from the time of the sub-acquisition until the first fiscal quarter beginning one year following the sub-acquisition.

Sub-acquisitions that represent less than 25% of the base earnings of the acquiring firms are considered to be internal growth. With respect to dispositions, NFP includes these firms up to the time of disposition and excludes these firms for all periods after the disposition. The calculation described above is not adjusted for intercompany transactions that result in the same item of revenue being recorded by two firms.

Management Fee Percentage:	Management fees as a percentage of gross margin before management fees.

Sub-Acquisitions:

A sub-acquisition involves the acquisition by one of NFP’s firms of a business that is too small to qualify for a direct acquisition by NFP or where the individual running the business wishes to exit immediately or soon after the acquisition. The acquisition multiple paid for sub-acquisitions is typically lower than the multiple paid for a direct acquisition by NFP.

Revenue from New Acquisitions and Revenue from Existing Firms:

NFP calculates revenue from new acquisitions and revenue from existing firms. A firm is considered to be a new acquisition for the twelve months following the acquisition. After twelve months, a firm is considered to be an existing firm. Within any reporting period, a firm may be considered to be a new acquisition for part of the period and an existing firm for the remainder of the period. Additionally, NFP Securities, Inc. and NFP Insurance Services, Inc. are considered to be existing firms. Sub-acquisitions that do not separately report their financial results are considered to be part of the firm making the acquisition. Revenue of disposed firms are included in all periods up to and including the period of disposal.

Target Earnings of Acquired Firms:

Represents the estimated annual pre-tax operating cash flow of the acquired business at the time of acquisition, which is defined as cash revenue of the business less cash and non-cash expenses, other than amortization, depreciation and compensation to the business’s owners or individuals who subsequently become independent contractors who manage the business following acquisition.